SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant   [ ]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                            CSB FINANCIAL GROUP, INC.
                (Name of Registrant as Specified in its Charter)

                            CSB FINANCIAL GROUP, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box)
[ ] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4) Proposed maximum aggregate value of transaction:

     5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:

                            CSB Financial Group, Inc.
                             200 South Poplar Street
                            Centralia, Illinois 62801
                                 (618) 532-1918






December 14, 1999



Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of CSB Financial Group, Inc. to be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on Friday, January 14, 2000, at 10:00 a.m., Central Time.

The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the corporation. Directors and officers of the corporation, as well as a representative of McGladrey & Pullen, LLP, the corporation's independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the annual meeting, please sign, date, and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

CSB FINANCIAL GROUP, INC.

/s/ K. Gary Reynolds
-------------------------------------
K. Gary Reynolds
President and Chief Executive Officer

                            CSB FINANCIAL GROUP, INC.
                             200 SOUTH POPLAR STREET
                            CENTRALIA, ILLINOIS 62801
                                 (618) 532-1918

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 14, 2000


         NOTICE IS HEREBY GIVEN, that the annual meeting of stockholders of CSB Financial Group, Inc. will be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on Friday, January 14, 2000, at 10:00 a.m., Central Time.

         The meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the corporation;

         2. The approval of the appointment of McGladrey & Pullen, LLP as independent auditors of the corporation; and

         3. Other matters as may properly come before the meeting or any adjournment of the meeting.

         The board of directors has fixed the close of business on December 1, 1999, as the record date for the determination of the stockholders entitled to vote at the meeting and any adjournment.

         You are requested to complete and sign the enclosed proxy card which is solicited by the board of directors and to mail it promptly in the enclosed envelope.



                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ K. Gary Reynolds

                                        K. Gary Reynolds
                                        President and Chief Executive Officer


Centralia, Illinois
December 14, 1999



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                            CSB FINANCIAL GROUP, INC.
                             200 SOUTH POPLAR STREET
                            CENTRALIA, ILLINOIS 62801
                                 (618) 532-1918

                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 14, 2000

                               GENERAL INFORMATION


         This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of CSB Financial Group, Inc. to be used at the annual meeting of stockholders of the corporation. The meeting will be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on Friday, January 14, 2000, at 10:00 a.m., Central Time. The accompanying notice of meeting, this proxy statement and the proxy card are being first mailed to stockholders on or about December 14, 1999. The corporation is the holding company for the savings bank.

         Stockholders who execute proxies retain the right to revoke them at any time. Unless revoked, the shares represented by these proxies will be voted at the meeting and all adjournments of the meeting. A stockholder who has executed a proxy has the power to revoke it at any time before it is voted by delivering written notice of revocation to the Secretary of the corporation at 200 South Poplar Street, Centralia, Illinois 62801, by executing and delivering a subsequently dated proxy, or by attending the meeting and voting in person. Proxies solicited by the board of directors of the corporation will be voted in accordance with the directions given in the proxies. Where no instructions are indicated, proxies will be voted for the nominees for directors and for the independent auditors set forth below.

         A quorum of stockholders is necessary to take action at the meeting. The presence, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting shall constitute a quorum. Votes cast by proxy or in person at the meeting will be tabulated by the inspectors of election appointed for the meeting and will be counted as present for purposes of determining whether a quorum is present.

         The expenses of solicitation, including the cost of printing and mailing, will be paid by the corporation. Officers and employees of the corporation may solicit proxies personally, by telephone or by telegram. The corporation may also reimburse brokers, nominees and other fiduciaries for their reasonable expenses in forwarding proxy solicitation material to beneficial owners.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS


         Stockholders of record as of the close of business on December 1, 1999, which is the record date, are entitled to one vote for each share of common stock of the corporation then held. Stockholders are not permitted to cumulate their votes for the election of directors. As of the record date, the corporation had 732,299 shares of common stock issued and outstanding.

         The following table indicates, as of the record date, the number of shares of common stock beneficially owned by each person known by the corporation to be the beneficial owner of more than five percent of the outstanding shares of common stock, each director of the corporation, the executive officer (who is also a director) named in the Summary Compensation Table below, and all directors and executive officers of the corporation as a group.

                                     Amount and Nature Of      Percent of Common
Name of Beneficial Owner            Beneficial Ownership(1)    Stock Outstanding
--------------------------------------------------------------------------------

First Financial Fund, Inc.              74,600 (2)                    10.2%
Gateway Center Three
100 Mulberry Street, 9th Floor
Newark, New Jersey  07102

Wellington Management Company, LLP      74,600 (3)                    10.2%
75 State Street
Boston, Massachusetts  02109

Wesley N. Breeze                         8,827 (4)                     1.2% (10)

A. John Byrne                           21,105 (5)                     2.9% (10)

Michael Donnewald                       43,397 (6)                     5.9% (10)

Larry M. Irvin                          17,797 (7)                     2.4% (10)

W. Harold Monken                        29,347 (8)                     4.0% (10)

K. Gary Reynolds                        29,691 (9)                     4.1% (10)

All directors and executive            164,039                        22.4% (11)
officers as a group (8 persons)
--------------------------------------

(1) Unless otherwise indicated, the nature of beneficial ownership for shares shown in this column is sole voting and investment power.

(2) Based on Amended Schedule 13G dated February 12, 1999. All 74,600 shares are beneficially owned with sole voting and shared investment power. These are the same 74,600 shares reported as beneficially owned by Wellington Management Company, LLP.

(3) Based on Amended Schedule 13G dated February 9, 1999. All 74,600 shares are beneficially owned with no voting and shared investment power. These are the same 74,600 shares reported as beneficially owned by First Financial Fund, Inc.

(4) Of the 8,827 shares reported as beneficially owned by Wesley N. Breeze, 3,908 are held in joint tenancy with Robyn D. Breeze, his wife, and 572 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Wesley N. Breeze and Robyn D. Breeze. Also includes options to purchase 3,105 shares of common stock under the corporation's 1995 stock option and incentive plan.

(5) Of the 21,105 shares reported as beneficially owned by A. John Byrne, 1,000 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Catherine S. Byrne, his wife, 12,500 are held by the Dwight P. Friedrich Trust for which Mr. Byrne acts as trustee with shared voting and investment power with respect to such shares and 2,000 are held by the Dwight P. Friedrich Family Trust for which Mr. Byrne acts as trustee with shared voting and investment power with respect to such shares. Also includes options to purchase 3,105 shares of common stock under the corporation's 1995 stock option and incentive plan.

(6) Includes options to purchase 3,105 shares of common stock under the corporation's 1995 stock option and incentive plan.

(7) Of the 17,797 shares reported as beneficially owned by Larry M. Irvin, 1,250 are held by Matthew Irvin, his son. Also includes options to purchase 3,105 shares of common stock under the corporation's 1995 stock option and incentive plan.

(8) Of the 29,347 shares reported as beneficially owned by W. Harold Monken, 14,503 are held in joint tenancy with Jan Monken, his wife, and 5,245 are held by Robert W. Baird & Co., Inc. in trust for the benefit of Jan Monken. Also includes options to purchase 3,105 shares of common stock under the corporation's 1995 stock option and incentive plan.

(9) Of the 29,691 shares reported as beneficially owned by K. Gary Reynolds, 313 are held in joint tenancy by Jeanette Reynolds, his wife, and Gregory Reynolds, his son, and 313 are held by Jeanette Reynolds as custodian for Kristen Reynolds, his daughter. Also includes options to purchase 15,525 shares of common stock under the corporation's 1995 stock option and incentive plan.

(10) Percentage is calculated on a partially diluted basis, assuming only the exercise of stock options by such individual which are exercisable within 60 days.

(11) Percentage is calculated on a fully diluted basis, assuming the exercise of all stock options which are exercisable within 60 days.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The corporation's board of directors consists of six members. The corporation's certificate of incorporation provides that directors are elected for terms of three years, one-third of whom are elected annually. Two directors will be elected at the meeting to serve for a three-year period, or until their respective successors have been elected and qualified. The board of directors has nominated for election as directors Wesley N. Breeze and Larry M. Irvin. Directors Breeze and Irvin have both been members of the board of directors of the corporation since its formation in December, 1994. Each director of the corporation, including each director nominee, is also a director of the savings bank.

         If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of the substitute nominees as the board of directors may recommend, or the board of directors may by resolution reduce the size of the board. At this time, the board knows of no reason why any nominee might be unable to serve. The two individuals receiving the highest number of votes cast will be elected as directors of the corporation.

     The following table shows for each nominee and director continuing in office, his name, age, principal occupation and the year he first became a director of the corporation. Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

                                                                        Year First    Year
                                                                         Became       Term
Name                    Age   Principal Occupation                      Director(2)  Expires
--------------------------------------------------------------------------------------------
DIRECTOR NOMINEES

Wesley N. Breeze         57   Owner and operator of Byrd Watson Drug       1986        2000
                              Store, Centralia, Illinois

Larry M. Irvin           58   Owner and operator of Irvin Funeral          1983        2000
                              Homes, Ltd., Centralia, Illinois

DIRECTORS CONTINUING IN OFFICE

Michael Donnewald        46   President of Donnewald Distributing Co.,     1990        2001
                              Centralia, Illinois

W. Harold Monken         60   President and part-owner of an auto          1983        2001
                              dealership in Centralia, Illinois

A. John Byrne            68   Retired since 1996.  Before that time,       1988        2002
                              he was an accountant with accounting firm
                              of Glass & Shuffet, Ltd., Centralia,
                              Illinois

K. Gary Reynolds         48   President and Chief Executive Officer of     1994        2002
                              the corporation and savings bank since
                              1994.  Before that time, he was an
                              examiner with the Office of the
                              Comptroller of the Currency.




(1)  At December 1, 1999.

(2)  Includes previous service on the board of directors of the savings bank.

               The board of directors recommends a vote "FOR" the
                   election of directors Breeze and Irvin each
                           for a term of three years.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS


         The boards of directors of the corporation and the savings bank conduct their business through meetings of the full boards and through meetings of committees of the board. During the fiscal year ended September 30, 1999, the board of directors of the corporation held 15 meetings, and the board of directors of the savings bank held 12 meetings. No director of the corporation or the savings bank attended fewer than 75 percent of the total meetings of the boards and committee meetings on which that board member served during this period.

         The corporation does not maintain any standing audit, nominating or compensation committee of its board of directors. The full board acts on all matters regarding its audit function and the nomination of individuals for election as directors. Because all employees of the corporation and the savings bank are compensated only at the savings bank level, all matters relating to compensation are addressed by the savings bank's board of directors, except matters relating to the corporation's 1995 stock option and incentive plan and the corporation's 1997 nonqualified stock option plan are addressed by the corporation's option plan committee and matters relating to the corporation's management development and recognition plan are addressed by the corporation's management recognition plan committee.

         The option plan committee is comprised of Messrs. Breeze, Byrne and Monken. The management recognition plan committee is comprised of Messrs.
Breeze, Byrne and Monken. Each of these committees met one time during the fiscal year ended September 30, 1999.


                             EXECUTIVE COMPENSATION

         Summary Compensation Information. The following tables indicate compensation information for the fiscal years ended September 30, 1999, 1998 and 1997 for the corporation's and the savings bank's Chief Executive Officer. The amounts reflected in the tables were paid by the savings bank for services rendered to the savings bank. Officers of the corporation do not receive any additional compensation for serving in these capacities. No officer or employee of the savings bank received compensation in excess of $100,000 in the fiscal year ended September 30, 1999. The person named in the tables is sometimes referred to as the "named executive officer."

                                      Annual Compensation       Long-Term Compensation
                                  ----------------------------  ----------------------
                                                                Restricted  Securities
    Name and                                      Other Annual    Stock     Underlying    All Other
Principal Position        Year    Salary   Bonus  Compensation    Award     Options(#)  Compensation
----------------------------------------------------------------------------------------------------

K. Gary Reynolds          1999    $71,440  $1,000   $    - -     $    --        - -      $11,710(1)
President and Chief       1998    $70,640  $  - -   $    - -     $    --        - -      $34,755(2)
Executive Officer         1997    $70,640  $  900   $    - -     $48,438(3)  25,875      $14,852(4)

(1) Consists of an ESOP allocation of 661.648 shares at $8.63 per share or approximately $5,710 at the date of allocation and $6,000 in directors' fees.


(2) Consists of an ESOP allocation of 2,130 shares at $13.50 per share or approximately $28,755 at the date of allocation and $6,000 in directors' fees. The increased ESOP allocation for fiscal 1998 resulted indirectly from a one-time significant reduction in the ESOP loan.

(3) Consists of an award on October 10, 1996 of 5,175 shares of restricted stock at $9.36 per share, the market value per share at that date, under the corporation's management recognition plan. These shares vest over a five year period from the date of grant with 20% vesting on each anniversary date of the initial grant date.

(4) Consists of an ESOP allocation of 785 shares at $10.13 per share or approximately $7,952 at the date of allocation and $6,900 in directors' fees.


         The following table shows information for the fiscal year end values of unexercised options under the corporation=s stock option plan.

                                                        Number Of
                                                  Securities Underlying         Value of Unexercised
                                                    Unexercised Options        In-the-Money Options
                                                   at Fiscal Year End (#)      at Fiscal Year End (1)
                                                 --------------------------  --------------------------
                      Shares Acquired   Value
Name                   on Exercise(#)  Realized  Exercisable  Unexercisable  Exercisable  Unexercisable
-------------------------------------------------------------------------------------------------------

K. Gary Reynolds           - -         $   - -      10,350        15,525        $9,212        $13,817
President and Chief
Executive Officer

(1) This amount represents the difference between the market value of one share of the corporation's common stock on September 30, 1999, $10.25, and the option exercise price, $9.36, times the total number of shares subject to exercisable or unexercisable options.

         Employment Agreement. The savings bank entered into an employment agreement with K. Gary Reynolds, effective August 1, 1999. The employment agreement provides that Mr. Reynolds will be employed for a term expiring on November 30 of each year. The term of the agreement will be automatically renewed for another one-year period, unless the board of directors of the savings bank has given Mr. Reynolds 90 days notice before November 30 of the given year of its intent not to renew the employment agreement. In this circumstance, the employment agreement will expire on November 30 of the next year. Under the employment agreement, Mr. Reynolds's base salary for fiscal 1999 was $71,440 per year. Mr. Reynolds will be entitled to receive annually an increase in his base salary in an amount at least equal to the average percentage increase, if any, granted to other officers and employees of the savings bank. In addition to base salary, the agreement provides for participation in any group health, medical, hospitalization, dental care, sick leave pay, life insurance, or death benefit and disability plan offered by the savings bank to its employees. The agreement also provides for participation in the ESOP, the corporation's management recognition plan and the corporation's stock option plan.

         The employment agreement provides for continuing benefits in the event Mr. Reynolds is terminated, or his employment agreement is not renewed, other than for "cause" as defined in the employment agreement. In these instances, Mr. Reynolds will receive severance pay equal to 24 months of his base salary. The employment agreement also provides that Mr. Reynolds may elect to treat any substantial change in his duties and responsibilities, made without his consent, or any material reduction in his compensation, as a termination by the savings bank without cause.

                             DIRECTORS' COMPENSATION


         All directors of the savings bank, regardless of whether officers or not, receive a fee of $500 for each regular monthly meeting of the board they attend. No fees are paid for attending committee meetings. Directors of the corporation do not receive any fees in consideration of their service.


                          TRANSACTIONS WITH MANAGEMENT


         The savings bank makes loans to its executive officers and directors and their affiliates in the ordinary course of its business. These loans to executive officers, directors and their affiliates are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons and do not, in the opinion of the savings bank's management, involve more than the normal risk of collectibility or present any other unfavorable features. As of September 30, 1999, approximately $490,610 was outstanding from the savings bank to its executive officers and directors and their affiliates.


          PROPOSAL II - APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS


         The board of directors has appointed McGladrey & Pullen, LLP, independent public accountants, to be the corporation's independent auditors for the 2000 fiscal year. The board of directors recommends a vote in favor of approval of this appointment. The board will reconsider this appointment if it is not approved. A representative of McGladrey & Pullen, LLP is expected to be present at the meeting to respond to appropriate questions of stockholders and to make a statement if he desires.


                                  OTHER MATTERS


         The board of directors of the corporation is not aware of any business to come before the meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect of said matters in accordance with the judgment of the person or persons voting the proxies.

         The corporation's Annual Report to Stockholders, including financial statements, has been mailed with this proxy statement to all stockholders of record as of the close of business on December 1, 1999. The Annual Report to Stockholders is not to be treated as part of the proxy solicitation material or as having been incorporated by reference in this proxy statement.


           NOTICE PROVISIONS FOR STOCKHOLDER NOMINATIONS OF DIRECTORS


         Any stockholder wishing to nominate an individual for election as a director must comply with particular provisions in the corporation's certificate of incorporation. The corporation's certificate of incorporation establishes an advance notice procedure regarding the nomination, other than by or at the direction of the board of directors of the corporation, of candidates for election as directors. Generally, the notice must be delivered to or mailed to and received by the Secretary of the corporation at its principal executive offices not later than the close of business on the 40th day nor earlier than the close of business on the 70th day before the first anniversary of the preceding year's annual meeting. The stockholder also must comply with other provisions contained in the corporation's certificate of incorporation regarding the nomination of an individual for election as a director. For a copy of all the provisions in the corporation's certificate of incorporation regarding the nomination of an individual for election as a director, an interested stockholder should contact the Secretary of the corporation at 200 South Poplar Street, Centralia, Illinois 62801.

                   NOTICE PROVISIONS FOR STOCKHOLDER PROPOSALS


         Any stockholder wishing to bring business before an annual meeting must comply with particular provisions in the corporation's bylaws. The corporation's bylaws establish an advance notice procedure regarding matters to be brought before an annual meeting of stockholders of the corporation other than by or at the direction of the board of directors of the corporation. This notice must be delivered to or mailed to and received by the Secretary of the corporation at its principal executive offices not later than the close of business on the 40th day nor earlier than the close of business on the 70th day before the first anniversary of the preceding year's annual meeting. The stockholder also must comply with other provisions contained in the corporation's bylaws regarding the bringing of business before an annual meeting. For a copy of all the provisions in the corporation's bylaws regarding the bringing of business before an annual meeting, an interested stockholder should contact the Secretary of the corporation at 200 South Poplar Street, Centralia, Illinois 62801.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


         Based solely on a review of copies of Form 3, 4 and 5 beneficial ownership reports and amendments furnished to the corporation, and written representations that no other reports were required, the corporation believes that its directors and executive officers complied with all applicable requirements of Section 16(a) of the Exchange Act during the fiscal year ended September 30, 1999.


              INCLUSION OF STOCKHOLDER PROPOSALS IN PROXY MATERIALS


         In order to be eligible for inclusion in the corporation's proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at that meeting must be received at the corporation's main office at 200 South Poplar Street, Centralia, Illinois, no later than August 16, 2000. Any proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                   FORM 10-KSB
A COPY OF THE FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO
  STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO K. GARY REYNOLDS,
   PRESIDENT, CSB FINANCIAL GROUP, INC., 200 SOUTH POPLAR STREET, CENTRALIA,
                                ILLINOIS 62801.

                                 REVOCABLE PROXY

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                          OF CSB FINANCIAL GROUP, INC.

         The undersigned hereby appoint(s) W. Harold Monken and A. John Byrne, or either of them, as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of common stock of CSB Financial Group, Inc. that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at the Carlyle office of Centralia Savings Bank, 801 12th Street, Carlyle, Illinois, on January 14, 2000, or at any adjournment or postponement of the meeting. Said proxies are directed to vote as instructed on the matters shown on this card and otherwise at their discretion. Receipt of a copy of the notice of said meeting and proxy statement are hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS LISTED BELOW.

          (Please sign, date and mail in the enclosed return envelope.)

 PLEASE MARK YOUR VOTE IN THE BOX IN THE FOLLOWING MANNER USING DARK INK ONLY :
         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES

Election of Directors                                         For All
                                                             Except the
                                             Withhold        Nominee(s)
Nominees:                             For    Authority      Written Below
-------------------------------------------------------------------------
Wesley N. Breeze                      [ ]       [ ]             [ ]

Larry M. Irvin                        [ ]       [ ]             [ ]


                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                 MCGLADREY & PULLEN, LLP AS INDEPENDENT AUDITORS

Approval of the Appointment                                   Withhold
of McGladrey & Pullen, LLP                   For              Authority
as Independent Auditors                      [ ]                 [ ]


Dated:
      ------------------            --------------------------------------------
                                    Signature of Stockholder

                                    --------------------------------------------
                                    Signature of Stockholder (if held jointly)

              IMPORTANT: Please sign exactly as your name or names
      appear on the left. If stock is held jointly, all joint owners must sign. Executors, administrators, trustees, guardians, custodians, corporate officers and others signing in a representative capacity should put their full title.


                        Please check the following box if you plan to attend the meeting. [ ]